UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities exchange Act of 1934


         Date of Report (Date of earliest Event Reported) June 12, 2002
                          (Resignations of Directors)
                and December 4, 2002 (Change in Accounting Firm)


                        Commission file Number 000-26839

                                SNAP2 CORPORATION
                      (f/k/a) White Rock Enterprises, Ltd.
             (exact Name of Registrant as Specified in its Charter)

                                   ----------

Nevada                                                    88-0407246
(State of other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)


10641 Justin Drive
Urbandale, Iowa                                           50322
(Address of principal executive offices)                  (Zip Code)


                                 (515) 331-0560
                (Registrant's Executive Office Telephone Number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

      Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS:

      Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP:

      Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

On December 4, 2002, the Company's Board of Directors made a decision to terminate the services of KPMG, LLC (KPMG) of Des Moines, Iowa as the Company's independent auditors. The termination of KPMG resulted from a business decision made by the Board of Directors because of cost considerations.

The Company formally notified KPMG of the Board's decision, concurrent with the Board action. The Company has furnished KPMG with a copy of the draft of this Form 8-K. The Company has requested KPMG to provide a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. When issued by KPMG, said letter will be filed as Exhibit 16.1 in an amendment to this Form 8-K.

No accountant's report on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended September 30, 2001 and 2000) and from September 30, 2001 to the date of this Report, there were no disagreements with KPMG on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended September 30, 2001 and 2000) and from September 30, 2001 to the date of this Report.

On December 4, 2002, the Company's Board of Directors approved the retention of the accounting firm of S. W. Hatfield, CPA of Dallas, Texas as its independent auditors for the fiscal year ending September 30, 2002. During the Company's two most recent fiscal years ended September 30, 2002, and the subsequent interim periods through the date of this Report, the Company did not consult with S. W. Hatfield, CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 5. OTHER EVENTS:

      None.

ITEM 6. RESIGNATIONS OF DIRECTORS:

      The following directors of Registrant have resigned as of the dates indicated.

               Name                             Date
               ----                             ----

          Antony Hoffman                      06/12/02
          Mark Malinak                        06/13/02
          Mike Hennel                         07/08/02
          Sheldon Ohringer                    08/09/02

      None of the resignations were related to disagreements with Registrant or its management but were undertaken primarily as a result of the financial difficulties of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS:

(c)   Exhibits

Exhibit No.     Description
-----------     -----------

      16.1 Letter regarding change in certifying accountant - to be provided via amendment when issued

      No financial statements or exhibits are being filed herewith.

ITEM 8. CHANGE IN FISCAL YEAR:

      Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SNAP2 CORPORATION
                                       (f/k/a) White Rock Enterprises, Ltd.



                                       By    /S/ Dean R. Grewell, III
                                           --------------------------------
                                                Dean R. Grewell, III
                                                President

Date: December 13, 2002